As filed with the Securities and Exchange Commission on May 12, 2011.

===============================================================================
                                                   1933 Act File No. 333-123262
                                                    1940 Act File No. 811-21727


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                      FIRST TRUST MORTGAGE INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:




                                     PRELIMINARY COPY -- DRAFT OF MAY 12, 2011


                    FIRST TRUST MORTGAGE INCOME FUND
       (FORMERLY KNOWN AS FIRST TRUST/FIDAC MORTGAGE INCOME FUND)

                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187
                           _____________, 2011


Dear  Shareholder:

     The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund) (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _______, July __, 2011, at 4:00 p.m. Central Time.

     At the Meeting, you will be asked to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-advisor for the Fund and to transact such other business as may properly come before the Meeting and any adjournments and postponements thereof. The Board of Trustees of the Fund is recommending that shareholders approve the proposal. The proposal is described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

     YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote using one of the methods indicated on the enclosed proxy card.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS
IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED. PLEASE TAKE A MOMENT TO VOTE, EITHER BY COMPLETING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY TELEPHONE OR THROUGH THE INTERNET.

     We appreciate your participation in this important Meeting.

     Thank you.

                                   Sincerely,

                                   James A. Bowen
                                   Chairman of the Board



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IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING
OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, THE
ALTMAN GROUP, INC., AT [    ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN
TIME.
--------------------------------------------------------------------------------

                  INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your  vote  if  you  fail  to  sign  your  proxy  card  properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                Valid Signature

Corporate Accounts

(1)  ABC Corp.                              ABC Corp.
(2)  ABC Corp.                              John Doe, Treasurer
(3)  ABC Corp.
        c/o John Doe, Treasurer             John Doe
(4)  ABC Corp. Profit Sharing Plan          John Doe, Trustee

Trust Accounts

(1)  ABC Trust                              Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
        u/t/d 12/28/78                      Jane B. Doe

Custodial or Estate Accounts

(1)  John B. Smith, Cust.
        f/b/o John B. Smith, Jr., UGMA      John B. Smith
(2)  John B. Smith                          John B. Smith, Jr., Executor

                    FIRST TRUST MORTGAGE INCOME FUND
       (FORMERLY KNOWN AS FIRST TRUST/FIDAC MORTGAGE INCOME FUND)

                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To be held on July __, 2011

_____________, 2011

To the Shareholders of First Trust Mortgage Income Fund:

     Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund), a Massachusetts business trust (the "Fund"), will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ________, July __, 2011, at 4:00 p.m. Central Time,
for the following purposes:

     1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Brookfield Investment Management Inc., as investment sub-advisor.

     2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

     The close of business on May ___, 2011 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                     By order of the Board of Trustees,


                                     W. Scott Jardine
                                     Secretary


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It is important that your Shares be represented at the Meeting. In order to avoid delay and to ensure that your Shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or through the Internet. To vote by mail, please complete and mail your proxy card in the enclosed postage-paid return envelope. Alternatively, Shareholders may vote by telephone or through the Internet by following the instructions on the proxy card. If you need any assistance, or have any questions regarding the Meeting or how to vote your Shares, please call the Fund's Proxy Solicitor, The Altman Group,
Inc., at [    ] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

                   This page intentionally left blank.

                    FIRST TRUST MORTGAGE INCOME FUND
       (FORMERLY KNOWN AS FIRST TRUST/FIDAC MORTGAGE INCOME FUND)

                     SPECIAL MEETING OF SHAREHOLDERS

                    120 East Liberty Drive, Suite 400
                         Wheaton, Illinois 60187

                             PROXY STATEMENT

                           _____________, 2011

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT _____________, 2011.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust Mortgage Income Fund, a Massachusetts business trust (the "Fund"), for use at the Special Meeting of Shareholders of the Fund to be held on _____, July __, 2011, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     As discussed more fully below, shareholders of the Fund are being asked:

     1. To vote to approve a new investment sub-advisory agreement among the Fund, the Advisor and Brookfield Investment Management Inc., as investment sub-advisor.

     2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

     The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation by the Fund of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding the Fund's proxy solicitation materials to the person(s) for whom they hold shares of the Fund. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to assist in the solicitation of proxies at a cost which is expected to be approximately $____. As indicated above, this cost will be borne by the Fund.

     The close of business on May ____, 2011 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. The Fund has one class of shares of beneficial interest with a par value of $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

     On the Record Date, the Fund had _____ Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FMY".

     For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. In any event, unless instructions to the contrary are given, a properly executed and returned proxy, whether returned via mail, telephone or Internet, will be voted FOR the proposal to approve the new investment sub-advisory agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

     Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY ___, 2011. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT: ______________________________________.
THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=FMY. THE
FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400,
WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

     YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN
DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      -   indicate your instructions on the proxy card;

      -   date and sign the proxy card;

      - mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      - allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on ______, JULY ___, 2011. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

Instructions for voting by telephone or through the Internet are set forth on the enclosed proxy card.

The date of this Proxy Statement is _____________, 2011.

   PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

Background and Reason for Vote

      Pursuant to an investment sub-advisory agreement among Fixed Income Discount Advisory Company ("FIDAC" or the "Prior Sub-Advisor"), the Advisor and the Fund (the "Prior Sub-Advisory Agreement"), FIDAC acted as investment sub-advisor to the Fund until April 29, 2011. On January 11, 2011, FIDAC notified the Fund of its resignation as investment sub-advisor in accordance with the terms of the Prior Sub-Advisory Agreement, effective April 30, 2011. In anticipation of the effective date of FIDAC's resignation, the Advisor considered various candidates to succeed FIDAC and recommended to the Board that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), an investment advisor registered with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"), be appointed as the new sub-advisor to the Fund. Accordingly, at a special meeting of the Board of the Fund held on April 18, 2011 (the "Board Meeting"), the Board of the Fund determined that the appointment of Brookfield was in the best interests of the Fund. In addition, the Board authorized the termination of the Prior Sub-Advisory Agreement, effective April 29, 2011 (the "Termination Date").

      As permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), at the Board Meeting, to ensure the continuation of investment sub-advisory services to the Fund after the Termination Date, the Board of Trustees of the Fund, including all of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Fund (such Trustees, the "Independent Trustees"), approved for the Fund an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") among the Advisor, the Fund and Brookfield. The Interim Sub-Advisory Agreement has been in effect since April 29, 2011. In addition, at the Board Meeting, the Board of Trustees of the Fund, including all of the Independent Trustees, approved for the Fund, subject to shareholder approval, a new sub-advisory agreement (such agreement, the "New Sub-Advisory Agreement") among the Advisor, the Fund and Brookfield.

      Section 15(a) of the 1940 Act generally requires that investment advisory agreements (including investment sub-advisory agreements) be approved by shareholders; however, Rule 15a-4 promulgated under the 1940 Act ("Rule 15a-4") provides a temporary exemption from the shareholder approval requirement if a previous advisory contract was terminated due to certain events. Pursuant to Rule 15a-4, the Interim Sub-Advisory Agreement will be in effect no longer than through September 26, 2011 (i.e., 150 days after the Termination Date). If shareholders of the Fund do not approve the New Sub-Advisory Agreement by that date, the Board will take such action as it deems to be in the best interests of the Fund, which might include seeking approval of a new investment sub-advisory agreement or taking any other steps deemed appropriate by the Board. The Interim Sub-Advisory Agreement will terminate upon the approval by shareholders of the New Sub-Advisory Agreement. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations promulgated thereunder) of the Fund upon 60 days' written notice to Brookfield.

Certain Information Regarding the Prior Sub-Advisory Agreement

      Set forth below, with respect to the Prior Sub-Advisory Agreement, are:
(1) the date of the Prior Sub-Advisory Agreement; (2) the date on which the Prior Sub-Advisory Agreement was last submitted to a vote of the shareholders of the Fund and the purpose of such submission; and (3) the actions taken by the

Fund's Board with respect to the Prior Sub-Advisory Agreement since the beginning of the Fund's last fiscal year:

DATE OF PRIOR         DATE AND PURPOSE OF LAST        BOARD ACTION SINCE
SUB-ADVISORY               SUBMISSION TO               BEGINNING OF LAST
 AGREEMENT                  SHAREHOLDERS                 FISCAL YEAR

December 6, 2010    December 6, 2010               Approval (September 20, 2010)
                    (Previous sub-advisory         Termination (April 18, 2011)
                    agreement automatically
                    terminated as the result of
                    an "assignment" as defined in
                    the 1940 Act)


Brookfield Investment Management Inc.

General and Organizational Information

      Brookfield, an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. (1) ("BAM"), is a Delaware corporation organized in 1989. The business address of Brookfield and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of March 31, 2011, Brookfield and its affiliates had over $23 billion in assets under management. Brookfield's clients include pension plans, foundations and endowments, insurance companies, financial institutions, mutual funds, closed-end funds and structured products. Brookfield also provides portfolio evaluation and consultation services. In its investment process, Brookfield focuses on relative value opportunities. BAM, an Ontario, Canada corporation, is a global asset manager focused on property, power and other infrastructure assets and has its principal place of business at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

________________

1 Brookfield is an indirect wholly owned subsidiary of BAM. HCM Holdings, Inc. ("HCM") is the sole shareholder of Brookfield. HCM is a wholly owned subsidiary of Brookfield Investment Management Holdings Inc. ("Brookfield Holdings"). Brookfield Holdings is a wholly owned subsidiary of Brookfield US Corporation, which is a wholly owned subsidiary of Brookfield US Holdings Inc. Brookfield US Holdings Inc. is a wholly owned subsidiary of BAM. Brookfield, HCM, Brookfield Holdings and Brookfield US Corporation are each located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281 1010. BAM and Brookfield US Holdings Inc. are each located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

     A list of the directors and principal officers of the Sub-Advisor, their positions with the Sub-Advisor and their principal occupations are set forth below:

NAME                 POSITION WITH BROOKFIELD              PRINCIPAL OCCUPATION
----                 ------------------------              --------------------

Kim G. Redding       Member of the Board of Directors,     Chief Executive Officer
                     Chief Executive Officer,              and Chief Investment Officer
                     Chief Investment Officer              of Brookfield

                     President of several investment
                     companies advised by Brookfield


Jonathan C. Tyras    Managing Director, Secretary,         Managing Director, Secretary,
                     General Counsel and Chief Financial   General Counsel and Chief
                     Officer                               Financial Officer of
                                                           Brookfield

                     Secretary of several investment
                     companies advised by Brookfield


Seth A. Gelman       Director, Chief Compliance            CCO of Brookfield
                     Officer ("CCO")

                     CCO of several investment
                     companies advised by Brookfield

     Portfolio  Manager  Information

      The co-portfolio managers identified below are currently responsible for the day-to-day management of the Fund's portfolio pursuant to the Interim Sub-Advisory Agreement. It is currently expected that they will continue to manage the Fund's portfolio if shareholders approve the New Sub-Advisory Agreement.

      ANTHONY A. BREAKS, CFA - DIRECTOR. Mr. Breaks is a Portfolio Manager on Brookfield's Structured Products Investments Team. He is one of four team leaders in mortgage-backed securities ("MBS")/asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks has also managed structured product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

      CHRIS WU - DIRECTOR. Mr. Wu is a Portfolio Manager on Brookfield's Structured Products Investment Team focusing on Agency MBS. He is responsible for the firm's Agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics degree from Huazhong University of Science and Technology in China.

Similar Investment Company Advised by Brookfield

      Brookfield currently acts as investment advisor to one other investment company, set forth in the table below, with investment objectives and policies that are similar to, or that overlap with, those of the Fund:

FUND                            APPROXIMATE NET             INVESTMENT ADVISORY
                                ASSETS AS OF                ANNUAL FEE RATE
                                MARCH 31, 2011
Helios Strategic Mortgage                                   0.65% of average
Income Fund, Inc. (HSM)(1)      $72 million                 weekly net assets


________________

(1) This fund is subject to an additional annual fee payable to Brookfield of 0.20% of average weekly net assets for administrative services.


Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement

      Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. Although the terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are similar in certain respects, there are some differences of which you should be aware. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement, provided in Appendix A hereto. The summary of the terms and provisions of the New Sub-Advisory Agreement below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

      Investment Advisory Services. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Board and the Advisor. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-advisor is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund; however, with respect to the obligation to monitor the Fund's investments, the New Sub-Advisory Agreement states that except for the sub-advisor's compliance responsibilities with respect to its portfolio services, the Advisor will remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information. In addition, under the New Sub-Advisory Agreement, the sub-advisor will assist in the valuation of portfolio securities held by the Fund as requested by the Advisor or the Fund; the Prior Sub-Advisory Agreement did not include a corresponding provision. Moreover, the New Sub-Advisory Agreement provides that unless the Board determines otherwise, the sub-advisor will vote all proxies solicited by or with respect to the issuers of securities corresponding to assets of the Fund's investment portfolio allocated by the Advisor to the sub-advisor; in contrast, the Prior Sub-Advisory Agreement did not include a specific related provision.

      Brokerage. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the sub-advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund and directs the sub-advisor to use its commercially reasonable efforts to obtain best execution.

      Fees. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, for services provided and expenses assumed, the Advisor agrees to pay the sub-advisor a portfolio management fee equal to the annual rate of 0.50% of the Fund's "Managed Assets." For this purpose, the term "Managed Assets" generally means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares of the Fund).

      During the Fund's last fiscal year, for its sub-advisory services to the Fund, the Prior Sub-Advisor was paid aggregate fees of $__________.

      Payment of Expenses. Under the Prior Sub-Advisory Agreement, the sub-advisor agreed to pay all expenses incurred by it in connection with its activities under such Agreement other than the "cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund and the costs associated with financings the Fund enters into." The New Sub-Advisory Agreement states that the sub-advisor will pay all expenses incurred by it in connection with its activities under the Agreement other than the "cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any) purchased for the Fund." The New Sub-Advisory Agreement also provides that the sub-advisor is not responsible for payment of any taxes due on capital or income held or collected for the Fund.

      Limitation of Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the sub-advisor will not be liable for, and the Fund and the Advisor will not take any action against the sub-advisor to hold the sub-advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the sub-advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

      Continuance. The Prior Sub-Advisory Agreement provided that it would be in effect for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and rules and regulations thereunder. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will, unless continued, expire on December 6, 2012 (the expiration date, unless continued, of the Fund's investment management agreement with the Advisor). The New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and rules and regulations thereunder.

      Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder), (2) at any time without the payment of any penalty by the Advisor or the sub-advisor upon 60 days' written notice to the other parties, and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and rules and regulations thereunder) upon 60 days' written notice to the sub-advisor without the payment of any penalty. In addition, the Prior Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and rules and regulations thereunder) in the event that it is established by a court of competent jurisdiction that the sub-advisor or any officer or director of the sub-advisor has taken any action that results in a breach of the material covenants of the sub-advisor set forth in the Agreement.

      Certain Other Additional Provisions Included in New Sub-Advisory Agreements. In addition to various miscellaneous updates and revisions, the New Sub-Advisory Agreement contains certain provisions that were not included in the Prior Sub-Advisory Agreement, including:

      - a provision regarding maintenance by the Fund's custodian (or by a central depository selected by the custodian) of the assets subject to the New Sub-Advisory Agreement;

      - certain representations and warranties made by the Fund, the Advisor and the sub-advisor; and

      - a provision regarding compliance with Rule 38a-1 under the 1940 Act (which relates to investment companies' and their service providers' (including sub-advisors) compliance procedures and practices) and related certifications.

Interim Sub-Advisory Agreement

      The Interim Sub-Advisory Agreement (including the compensation provisions) is very similar to the New Sub-Advisory Agreement. The differences include: (1) different dates; (2) a reference to Rule 15a-4 (described above) included in the Interim Sub-Advisory Agreement; and (3) different term and termination provisions.

Change in Investment Policy

      At the Board Meeting, in addition to approving the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Board approved a change to one of the Fund's non-fundamental investment policies (i.e., an investment policy that may be changed by the Fund's Board without shareholder approval). The change was proposed in order to enhance the Fund's trading flexibility and investment opportunities. Currently, the Fund invests all of its managed assets in securities that at the time of investment are investment grade quality and rated within the three highest investment grades by at least one rating agency or are unrated but judged to be of comparable quality by the Fund's sub-advisor. Effective on or about July 5, 2011, under its revised investment policy, the Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below "A" by at least one rating agency or are unrated but judged to be of comparable quality by the Fund's sub-advisor. This change to the Fund's investment policy will become effective even if shareholders of the Fund do not approve the New Sub-Advisory Agreement.

Board Considerations

      The Board of Trustees of the Fund, including the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, the Advisor and Brookfield at the Board Meeting. The Board determined that the Agreements are in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

      On January 11, 2011, FIDAC notified the Fund and the Advisor of its resignation as sub-advisor to the Fund, effective April 30, 2011. The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace FIDAC and also reviewed its own internal capabilities to provide day-to-day portfolio management services to the Fund. After reviewing the potential options, the Advisor determined to recommend that Brookfield serve as the new sub-advisor for the Fund. The Board considered that pursuant to the 1940 Act, any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Fund and the Advisor to find a suitable replacement for FIDAC and to obtain shareholder approval of a new sub-advisory agreement, the Advisor proposed and the Board approved at the Board Meeting the termination of the Prior Sub-Advisory Agreement effective April 29, 2011. The termination of the Prior Sub-Advisory Agreement allowed the Fund to rely on Rule 15a-4 under the 1940 Act to enter into an interim sub-advisory agreement with a successor sub-advisor without first obtaining shareholder approval during the period while shareholder approval of a new sub-advisory agreement was sought.

      Prior to the Board Meeting, Brookfield provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the Board Meeting, representatives from Brookfield, including two of the prospective portfolio managers for the Fund, made a presentation to the Board and responded to questions. In their presentation, the Brookfield representatives reviewed their investment process and stated that while they generally concurred with the way the Fund had been managed by FIDAC, in light of current market conditions and the Fund's holdings, they would intend to make certain changes to the Fund's portfolio. The Brookfield representatives also discussed a proposed change to the Fund's investment policy with respect to securities rated below "A." The Board then discussed the presentation and the materials provided. The Board noted its familiarity with Brookfield, and considered that Brookfield had transitioned into the role of sub-advisor to three other First Trust closed-end funds also overseen by the Board after the resignation of the funds' sub-advisor in 2009. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by Brookfield and the Advisor. Based on their consideration of all the information received, the Trustees appointed Brookfield as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement, effective April 29, 2011. Also at the Board Meeting, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval.

      To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Brookfield responding to a request for information from counsel to the Independent

Trustees. The report, among other things, outlined the services to be provided by Brookfield to the Fund (including the relevant personnel responsible for these services and their experience); the proposed sub-advisory fee for the Fund as compared to fees charged to other clients of Brookfield; the potential for economies of scale, if any; financial data on Brookfield; fall-out benefits to Brookfield; and a summary of Brookfield's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Fund, the Advisor and Brookfield are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

      In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Brookfield under the Agreements. The Board considered Brookfield's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board reviewed performance information provided by Brookfield for an institutional separate account managed by Brookfield with a similar investment strategy as will be used for the Fund. The Board also discussed with two of the prospective portfolio managers the approach they planned to take in transitioning the Fund's portfolio. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Brookfield under the Agreements are expected to be satisfactory.

      The Board considered the sub-advisory fees to be paid under the Agreements. The Board noted that the sub-advisory fee under the Agreements would be the same as the fee paid under the Prior Sub-Advisory Agreement. The Board considered that the sub-advisory fee was negotiated at arm's length between the Advisor and Brookfield, an unaffiliated third party, and noted that the fees to be paid to Brookfield would be paid by the Advisor from its advisory fee. The Board also considered the advisory fees charged by Brookfield to other exchange-traded closed-end funds it manages. The Board noted that the advisory fees charged by Brookfield to these funds were higher than the sub-advisory fee under the Agreements. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Brookfield under the Agreements.

      The Board considered Brookfield's statement regarding its expected costs in providing services to the Fund and the relation to the expected profitability of the New Sub-Advisory Agreement to Brookfield. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that Brookfield currently does not intend to utilize soft dollars in connection with its management of the Fund's portfolio, and did not anticipate any fall-out benefits from its relationship with the Fund.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Shareholder Approval and Required Vote

      To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR THE MEETING, PLEASE CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
[       ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                        ADDITIONAL INFORMATION

Information about the Advisor

     First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. The Advisor is a limited partnership, with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor and the Chairman of the Board of the Fund. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with Mr. Bowen to sell 100% of the common stock of The Charger Corporation to him (he holds the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010. In addition, in October 2010, Mr. Bowen sold three limited partnership units of Grace Partners of DuPage L.P. to Grace Partners of DuPage L.P. for a price of $1,000,000 per unit.

Information about the Administrator, Accounting Agent and Transfer Agent

      BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the administrator, accounting agent and transfer agent to the Fund.

Beneficial Ownership

      As of December 31, 2010, the Independent Trustees of the Fund and James A. Bowen, a Trustee and an "interested person" (as defined in the 1940 Act) of the Fund (the "Interested Trustee"), beneficially owned the following numbers of Shares of the Fund:

               TRUSTEE

               INTERESTED  TRUSTEE
               James A. Bowen               0

               INDEPENDENT  TRUSTEES
               Richard E. Erickson          0
               Thomas R. Kadlec           650
               Robert F. Keith              0
               Niel B. Nielson            386

      As of December 31, 2010, each Trustee beneficially owned less than 1% of the outstanding Shares of the Fund. As of December 31, 2010, the Trustees and officers as a group beneficially owned 1,036 Shares of the Fund, which is less than 1% of the Fund's Shares.

      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of any class of the Fund's outstanding Shares, except as noted in the following table. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC"). The Fund has no knowledge of the identity of the ultimate beneficiaries of the respective Shares listed below.

  NAME AND ADDRESS OF     SHARES BENEFICIALLY     % OUTSTANDING SHARES
   BENEFICIAL OWNER              OWNED             BENEFICIALLY OWNED

                            [           Shares]     [    ]%
                            [           Shares]     [    ]%
                            [           Shares]     [    ]%
                            [           Shares]     [    ]%
                            [           Shares]     [    ]%
                            [           Shares]     [    ]%

Shareholder Proposals

      Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2012 and included in the Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than December 1, 2011. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

      Other Shareholder Proposals. Under the Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed to and received at the principal executive offices of the Fund not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty
(30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Shareholder Notices should be sent to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention: W. Scott Jardine, Secretary.

      In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Shareholder Communications

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

     The fiscal year end for the Fund is October 31.

Delivery of Certain Documents

      Annual reports will be sent to shareholders of record of the Fund. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

_____________,  2011


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.


--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING
OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, THE
ALTMAN GROUP, INC., AT [ ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                   This page intentionally left blank.

                                                                      APPENDIX A


              FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

      Agreement made as of this [ ] day of [ ] by and among First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund), a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and an investment adviser registered with the Securities and Exchange Commission ("SEC"), and Brookfield Investment Management Inc., a Delaware corporation and an investment adviser registered with the SEC (the "Sub-Adviser").

      Whereas, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      Whereas, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      Whereas, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      Whereas, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund,
(b) monitor the Fund's investments (provided that except for the compliance responsibilities of the Sub-Adviser with respect to the portfolio services described in the first sentence of this Section 2, the Manager shall remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information), (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio securities held by the Fund as requested by the Manager or the Fund; provided that prices derived from third parties are the responsibility of such third parties and do not reflect the professional opinion of the Sub-Adviser, and information provided by the Sub-Adviser that may be used to determine "fair value" prices are solely the reflection of the Sub-Adviser's professional opinion and the Fund and the Manager are free to accept or reject this information; the Sub-Adviser is not solely responsible for the pricing of the Fund's securities. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. The Sub-Adviser is authorized to enter into repurchase agreements on behalf of the Fund, subject to any applicable policies and procedures adopted by the Board of Trustees for the Fund. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      Unless the Fund's Board of Trustees determines otherwise, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Voting Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of any of the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

     The Sub-Adviser further agrees that it:

          (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

          (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

          (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the

     Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

          (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

      3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any) purchased for the Fund. Moreover, the Sub-Adviser shall not be responsible for payment of any taxes due on capital or income held or collected for the Fund.

      4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

      5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares of the Fund). The Management Fee shall accrue on each calendar day and shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

      6. Custodian. The assets subject to this Agreement shall be held by the Custodian of the Fund ("Custodian") or by a central depository selected by the Custodian. In no event shall the Sub-Adviser have the power or authority to take custody or possession of any assets of the Fund. The Sub-Adviser is authorized to give instructions to the current or any successor Custodian with respect to all investment decisions regarding such assets. The Sub-Adviser will promptly notify the Custodian of all securities transactions for the Fund and will cooperate with the Custodian in supplying all reasonable information required by the Custodian. All transactions will be consummated by payment or delivery to the Custodian of all cash or securities due to or from the Fund. In the event that any cash or securities are delivered to the Sub-Adviser, the Sub-Adviser will promptly deliver the same over to the Custodian. The Sub-Adviser will instruct all brokers executing orders on behalf of the Fund to forward to the Custodian copies of all brokerage confirmations promptly after execution of each transaction. The Fund will not change the Custodian without giving the Sub-Adviser reasonable prior notice of its intention to do so together with the name of, and other relevant information with respect to, the new Custodian.

      7. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies as set forth in the Sub-Adviser's Form ADV, Part 2. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      8. Representations and Warranties.

         (i) Each of the Fund, the Manager and the Sub-Adviser represent and warrant with respect to itself as follows:

               (a) This Agreement has been duly authorized, executed and delivered by such party and constitutes its valid and binding obligation, enforceable in accordance with its terms;

               (b) No governmental authorizations, approvals or consents are required in connection with the execution, delivery or performance of this Agreement by such party;

               (c) To the best of such party's knowledge, there is neither pending nor threatened in writing any action, suit, proceeding or investigation before or by any court or governmental, regulatory, self-regulatory, arbitration or exchange body related to the Fund to which the Manager, the Sub-Adviser and/or the Fund is a party or to which any of its assets are subject; and

               (d) The foregoing representations and warranties (other than the representation and warranty in clause (b) above) shall be continuing, and if any of them shall cease to be true and accurate in any material respect, such party shall immediately give notice of such to the other parties to this Agreement.

         (ii) Each of the Manager and the Sub-Adviser represents and warrants to each other that such party is registered with the SEC under the Investment Advisers Act of 1940, as amended, as an "investment adviser".

      9. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      10. Term; Termination. This Agreement shall become effective on the date provided above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until December 6, 2012 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations promulgated thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

      11. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund, the Board of Trustees and the Fund's Chief Compliance Officer to fulfill their obligations under Rule 38a-1 under the 1940 Act.

      12. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate in writing for receipt of such notice.

  If to the Manager or the Fund:        If to the Sub-Adviser:

  First Trust Mortgage Income Fund      Brookfield Investment Management Inc.
  First Trust Advisors L.P.             Three World Financial Center
  120 E. Liberty Drive, Suite 400       200 Vesey Street, 10th Floor
  Wheaton, Illinois 60187               New York, New York 10281-1010
  Attention:  Secretary                 Attention:  General Counsel

      13. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein, a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois, without regard to its conflict of laws principles.

      16. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      17. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform its obligations under this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      19. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser each have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.               Brookfield Investment Management Inc.


By _____________________________        By _________________________________
Title: _________________________        Title: _____________________________


First Trust Mortgage Income Fund


By _____________________________
Title: _________________________

FORM OF PROXY CARD
------------------



                        FIRST TRUST MORTGAGE INCOME FUND
           (FORMERLY KNOWN AS FIRST TRUST/FIDAC MORTGAGE INCOME FUND)

      Proxy Card for the Special Meeting of Shareholders - July ___, 2011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund), a Massachusetts business trust (the "Fund"), hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ____, 2011, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
                                     UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
                                     IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSAL SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


             PLEASE FOLD HERE AND RETURN PROXY CARD - DO NOT DETACH
--------------------------------------------------------------------------------

[PICTURE OMITTED]     BY INTERNET

                      To vote on the Internet, go to [ ] and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

[PICTURE OMITTED]     BY TELEPHONE

                      To cast your vote by phone with a proxy voting representative, call toll-free [ ] and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PICTURE OMITTED]     BY MAIL

                      To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: [ ].


PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FIRST TRUST MORTGAGE INCOME FUND

                                                            CONTROL NUMBER
                                                      -------------------------

                                                      -------------------------


     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

  PROPOSAL - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement with
                     Brookfield Investment Management Inc. for the Fund.

                                                    FOR     AGAINST     ABSTAIN
Approval of New Investment Sub-Advisory Agreement   [_]       [_]         [_]


          Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

          __________________________________________________________
          Shareholder sign here

          __________________________________________________________
          Joint owner sign here

          __________________________________________________________
          Date:


NON-VOTING ITEMS



MEETING ATTENDANCE - Mark the box to the right if you plan to attend the
Special Meeting    [_]



----------------------------------------------------
CHANGE OF ADDRESS - Please print new address below.


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COMMENTS - Please print your comments below.


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